Operating Segment Analysis	6 Months Ended
Dec. 31, 2024
Disclosure of entity's operating segments [Abstract]
Operating Segment Analysis	Operating Segment Analysis
Operating segments are components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision-maker (“CODM”) in deciding on how to allocate resources and in assessing performance. The Company’s CODM is considered to be the Company’s Chief Executive Officer (“CEO”). The CEO reviews financial information presented on a Group level basis for the purposes of making operating decisions and assessing financial performance. Therefore, the Group has determined that it operates in a single operating and reportable segment.